DISCONTINUED OPERATIONS AND SALE OF ASSETS	12 Months Ended
Jan. 03, 2015
Discontinued Operations, Exit/Sale of Product Lines, Sale of Assets and Assets Held for Sale
DISCONTINUED OPERATIONS AND SALE OF ASSETS

NOTE 2. DISCONTINUED OPERATIONS AND SALE OF ASSETS

Discontinued Operations

        On January 29, 2013, we entered into an agreement to sell our former OCP and DES businesses to CCL Industries Inc. ("CCL").

        On July 1, 2013, we completed the sale for a total purchase price of $500 million ($481.2 million net of cash provided) and entered into an amendment to the purchase agreement, which, among other things, increased the target net working capital amount and amended provisions related to employee matters and indemnification. We continue to be subject to certain indemnification obligations under the terms of the purchase agreement. In addition, the tax liability associated with the sale is subject to completion of tax return filings in certain foreign jurisdictions where we operated the OCP and DES businesses.

        At closing, we entered into a supply agreement, pursuant to which CCL agreed to purchase certain pressure-sensitive label stock, adhesives and other base material products for up to six years after closing. While the supply agreement is expected to continue generating revenues and cash flows from the OCP and DES businesses, our continuing involvement in the OCP and DES operations is not expected to be significant to us as a whole.

        The operating results of the discontinued operations and loss on sale were as follows:

(In millions)	2014	2013	2012

Net sales	$–	$380.4	$912.3

(Loss) income before taxes, including divestiture-related and restructuring costs	$–	$(12.4)	$86.4
Provision for income taxes	–	(.1)	(28.6)

(Loss) income from discontinued operations, net of tax before loss on sale	–	(12.5)	57.8
(Loss) gain on sale before taxes	(3.3)	49.4	–
Tax benefit (provision) on sale	1.1	(65.4)	–

(Loss) income from discontinued operations, net of tax	$(2.2)	$(28.5)	$57.8

        The loss from discontinued operations, net of tax, for 2014 reflected costs related to the resolution of certain post-closing adjustments, including completion of the final purchase price allocation in the third quarter of 2014.

        The loss before taxes, including divestiture-related and restructuring costs, for 2013 included a curtailment gain associated with our postretirement health and welfare benefit plans, partially offset by divestiture-related costs. Refer to Note 6, "Pension and Other Postretirement Benefits," for information regarding the curtailment gain. The (loss) income from discontinued operations, net of tax, reflected the elimination of certain corporate cost allocations. The income tax provision included in the net loss on sale reflects tax versus book basis differences, primarily associated with goodwill.

        Net sales from continuing operations to discontinued operations were $45.8 million and $100 million during 2013 and 2012, respectively. These sales have been included in "Net sales" in the Consolidated Statements of Income.

Sale of Assets

        In September 2014, we sold properties in Framingham, Massachusetts used primarily as the former headquarters of our Retail Branding and Information Solutions business for $3.3 million, recognizing a pre-tax gain of $1.9 million. In April 2013, we sold the property and equipment of our former corporate headquarters in Pasadena, California for approximately $20 million, recognizing a pre-tax gain of $10.9 million. During 2013, we also completed the sale of certain property, plant and equipment in China for approximately $11 million, as well as the sale of a research facility also located in Pasadena, California for approximately $5 million. These gains were recorded in "Other expense, net" in the Consolidated Statements of Income.